UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1 - Reports to Stockholders.

Aberdeen Indonesia Fund, Inc. (IF)

Semi-Annual Report
June 30, 2016

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2016. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

NAV Total Return Performance

For the six-month period ended June 30, 2016, the total return to shareholders of the Fund, based on the net asset value (“NAV”), net of fees, of the Fund was 12.8%, assuming reinvestment of dividends and distributions versus a return of 16.3% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Indonesia Index (“MSCI Indonesia Index”)1. The Fund’s total returns for the periods ended June 30, 2016 are based on the reported NAV on the financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2016, based on market price, the Fund’s total return was 11.8%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 11.8% over the period, from $5.52 on December 31, 2015 to $6.17 on June 30, 2016. The Fund’s share price on December 31, 2015 represented a discount of 15.1% to the NAV per share of $6.50 on that date, compared with a discount of 15.8% to the NAV per share of $7.33 on June 30, 2016.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2016, the Fund repurchased and retired 60,741 shares. During the fiscal year ended December 31, 2015, the Fund repurchased and retired 24,000 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenif.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

All amounts are U.S. Dollars unless otherwise stated.

1      The MSCI Indonesia Index is designed to measure the performance of the large cap and mid cap segments of the Indonesian market. With 31 constituents, the Index covers about 85% of the Indonesian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Indonesia Fund, Inc.         1

Letter to Shareholders (unaudited) (concluded)

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

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•      Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2         Aberdeen Indonesia Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

The Indonesian stock market, as measured by the Morgan Stanley Capital International (MSCI) Indonesia Index,* rose 16.3% over the six-month period ended June 30, 2016, bolstered by the government’s continued monetary easing and the passing of a long-awaited tax amnesty bill. The market was among the regional outperformers, posting a double-digit return despite increased volatility arising from Britain’s unexpected approval of the referendum to leave the European Union (“Brexit”). Investor sentiment was also supported by a recovery in commodity prices. The rupiah strengthened against the U.S. dollar following the U.S. Federal Reserve’s (Fed’s) dovish comments and projections for fewer rate hikes this year. Domestically, Bank Indonesia, the nation’s central bank, trimmed its benchmark interest rate four times to 6.5%, in a bid to spur growth following signs of improvement in the economy. The government also rolled out more economic packages and cut domestic fuel prices to keep inflation in check.

Fund performance review

As discussed in the Letter to Shareholders, the Fund recorded a positive return over the reporting period, but underperformed its benchmark, the MSCI Indonesia Index. Both overall asset allocation and stock selection had a negative impact on Fund performance.

The most notable detractors from the Fund’s relative performance at the stock level included an underweight allocation to Telkom Indonesia relative to the benchmark, as the company reported positive results over the reporting period, with improvement in both sales and profits. This was supported by higher data volume and weaker competition that benefited the bigger players within the telecommunications sector. Meanwhile, shares of Fund holding Bank

Permata came under pressure after it announced a rights issue to bolster capital. Nonetheless, losses were pared after the completion of the issue in the second quarter as balance sheet concerns have been addressed. Another detractor from Fund performance was Bank OCBC NISP. The lender’s share price fell despite reporting positive results for its 2015 fiscal year attributable to improved loan growth, healthy asset quality and disciplined cost control, at a time when most other banks were suffering from asset quality deterioration.

Conversely, the absence of a holding in Bank Rakyat Indonesia added to the Fund’s relative performance. Shares of the lender posted a relatively weak return over the reporting period after the government intervened to cap lending rates, as it had the highest earnings sensitivity to a change in net interest margins (NIMs). We continue to favor the Fund’s large bank holdings, namely Bank Central Asia, Bank OCBC NISP and Bank Permata, where the pressure on NIMs is lower given their diversified loan books. Another contributor to the Fund’s relative performance was department store chain operator Ramayana Lestari Sentosa, which benefited from increased sales ahead of the Lebaran holiday. The Fund’s holding in Delfi, which changed its name from Petra Foods, also performed well as the rupiah strengthened against the U.S. dollar. This may potentially aid a recovery in consumption in addition to the decline in cocoa prices.

We consider absolute return to be of the utmost importance over the long term, and we are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization size or index membership. Therefore, indices do not necessarily serve as a starting point for our portfolio construction, and we are comfortable taking positions that differ from the benchmark.

*            Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Indonesia Fund, Inc.         3

Report of the Investment Adviser (unaudited) (concluded)

Outlook

Globally, there is still deep anxiety over potential Brexit fallout. The Fed has turned more cautious given the uncertainty, which could further delay its interest rate hikes. Against this backdrop, we think that the Indonesian central bank’s willingness to ease rates should continue to support the market. Meanwhile, infrastructure spending in Indonesia is expected to increase in the second half of this year, while it appears that President Joko Widodo (Jokowi) is also gaining more support with his execution ability and political acumen. We believe that the most recent tax amnesty bill indicates that the government has been ramping up efforts to improve the country’s balance sheet, although its effectiveness remains to be seen. Furthermore, government measures that seek to reduce “red tape”

and improve the country’s business climate should also help attract foreign investments, in our opinion.

While the earnings of the Fund’s holdings may be affected in the short term, we think that these companies have what it takes to survive and build on such uncertain times, given their management quality, sustainable businesses and robust balance sheets. We remain opportunistic, seeking to capitalize on any anomalies in prices to add to our preferred holdings on weakness or to reduce them when we feel that their valuations have run too high. More broadly, our premise for investing in Indonesia remains intact, as we believe that the country’s long-term fundamentals are reasonably solid.

Aberdeen Asset Management Asia Limited

4         Aberdeen Indonesia Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Indonesia Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2016.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	-4.3%	-10.7%	-3.5%	7.8%
Market Value	-8.6%	-12.2%	-5.2%	2.8%
MSCI Indonesia Index	6.5%	-4.6%	-1.8%	11.8%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenif.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended June 30, 2016 was 1.71%. The annualized net operating expense ratio, net of fee waivers based on the six-month period ended June 30, 2016 was 1.67%.

Aberdeen Indonesia Fund, Inc.         5

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of June 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2016, the Fund held 99.2% of its net assets in equities, 0.3% in a short-term investment and 0.5% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets

Consumer Staples	24.9%
Financials	22.5%
Consumer Discretionary	22.1%
Materials	9.3%
Telecommunication Services	8.1%
Industrials	5.9%
Health Care	4.8%
Energy	1.6%
Short-Term Investments	0.3%
Other assets in excess of liabilities	0.5%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2016:

Name of Security	As a Percentage of Net Assets

Bank Permata Tbk PT	10.4%
Jardine Cycle & Carriage Ltd.	9.2%
Bank OCBC NISP Tbk PT	6.3%
Bank Central Asia Tbk PT	5.3%
Unilever Indonesia Tbk PT	5.3%
M.P. Evans Group PLC	4.3%
Telekomunikasi Indonesia Persero Tbk PT	4.3%
Indocement Tunggal Prakarsa Tbk PT	3.9%
Astra International Tbk PT	3.9%
Sepatu Bata Tbk PT	3.8%

6         Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.2%
COMMON STOCKS—99.2%
INDONESIA—99.2%
AUTOMOBILES—3.9%
4,731,610	Astra International Tbk PT(a)	$2,667,500
BANKS—22.0%
3,619,000	Bank Central Asia Tbk PT(a)	3,664,447
45,630,884	Bank OCBC NISP Tbk PT(b)	4,342,920
134,290,135	Bank Permata Tbk PT(a)	7,184,997
		15,192,364
BEVERAGES—3.3%
2,690,000	Multi Bintang Indonesia Tbk PT	2,249,726
CAPITAL MARKETS—0.5%
1,361,100	Saratoga Investama Sedaya PT	350,255
CONSTRUCTION MATERIALS—7.7%
32,792,300	Holcim Indonesia Tbk PT(a)	2,624,545
2,094,600	Indocement Tunggal Prakarsa Tbk PT(a)	2,693,732
		5,318,277
DISTRIBUTORS—9.2%
230,629	Jardine Cycle & Carriage Ltd.(a)(c)	6,309,057
DIVERSIFIED TELECOMMUNICATION SERVICES—4.3%
9,627,800	Telekomunikasi Indonesia Persero Tbk PT(a)	2,929,215
FOOD & STAPLES RETAILING — 1.8%
14,945,000	Hero Supermarket Tbk PT(b)	1,266,861
FOOD PRODUCTS—8.0%
1,192,700	Delfi Ltd.	2,558,758
555,670	M.P. Evans Group PLC(d)	2,982,058
		5,540,816
HEALTH CARE PROVIDERS & SERVICES—1.5%
4,920,000	Mitra Keluarga Karyasehat Tbk PT(a)	1,027,821
HOUSEHOLD PRODUCTS—5.3%
1,070,800	Unilever Indonesia Tbk PT(a)	3,659,702
MACHINERY—1.9%
1,190,000	United Tractors Tbk PT(a)	1,342,638
MARINE—1.0%
40,282,047	Wintermar Offshore Marine Tbk PT(a)(b)	716,178
METALS & MINING—1.6%
8,032,500	Vale Indonesia Tbk PT(a)(b)	1,119,597
MULTILINE RETAIL—2.6%
22,183,000	Ramayana Lestari Sentosa Tbk PT(a)	1,800,214
OIL, GAS & CONSUMABLE FUELS—1.6%
1,528,000	Indo Tambangraya Megah Tbk PT(a)	1,092,472
PERSONAL PRODUCTS—3.6%
2,165,800	Mandom Indonesia Tbk PT	2,462,906

Aberdeen Indonesia Fund, Inc.         7

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDONESIA (continued)
PHARMACEUTICALS—3.3%
3,000,000	Kalbe Farma Tbk PT(a)	$ 349,120
2,500,000	Merck Tbk PT(a)	1,903,628
		2,252,748
SPECIALTY RETAIL—2.6%
25,912,000	Ace Hardware Indonesia Tbk PT(a)	1,821,345
TEXTILES, APPAREL & LUXURY GOODS—3.8%
39,100,000	Sepatu Bata Tbk PT	2,648,590
TOBACCO—2.9%
6,960,000	Hanjaya Mandala Sampoerna Tbk PT(a)	2,003,717
TRADING COMPANIES & DISTRIBUTORS—3.0%
4,211,000	AKR Corporindo Tbk PT(a)	2,044,785
WIRELESS TELECOMMUNICATION SERVICES—3.8%
9,322,500	XL Axiata Tbk PT(a)(b)	2,591,668
	Total Common Stocks	68,408,452
	Total Long-Term Investments—99.2% (cost $64,391,797)	68,408,452
SHORT-TERM INVESTMENT—0.3%
$190,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 06/30/2016, due 07/01/2016 repurchase price $190,000, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $196,331	190,000
	Total Short-Term Investment—0.3% (cost $190,000)	190,000
	Total Investments—99.5% (cost $64,581,797)(e)	68,598,452
	Other Assets in Excess of Liabilities—0.5%	353,342
	Net Assets—100.0%	$ 68,951,794

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Singapore listed security, but majority of the company’s business is conducted in Indonesia.
(d)	UK listed security, but majority of the company’s business is conducted in Indonesia.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

8         Aberdeen Indonesia Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2016

Assets
Investments, at value (cost $64,391,797)	$ 68,408,452
Repurchase agreement, at value (cost $190,000)	190,000
Foreign currency, at value (cost $857,639)	861,869
Cash	193
Receivable for investments sold	440,057
Dividends receivable	32,011
Total assets	69,932,582
Liabilities
Payable for investments purchased	724,511
Investment advisory fees payable (Note 3)	161,009
Director fees payable	16,923
Administration fees payable (Note 3)	13,040
Investor relations fees payable (Note 3)	7,971
Other accrued expenses	57,334
Total liabilities	980,788

Net Assets	$ 68,951,794
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,401
Paid-in capital in excess of par	62,809,617
Accumulated net investment income	303,769
Accumulated net realized gain from investment and foreign currency transactions	1,807,177
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	4,021,830
Net Assets	$ 68,951,794
Net asset value per common share based on 9,400,506 shares issued and outstanding	$ 7.33

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.         9

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $97,074)	$ 854,991
Total Investment Income	854,991

Expenses
Investment advisory fee (Note 3)	313,889
Directors’ fees	56,951
Investor relations fees and expenses (Note 3)	28,070
Custodian’s fees and expenses	27,565
Administration fee (Note 3)	25,391
Reports to shareholders and proxy solicitation	21,508
Independent auditors’ fees and expenses	20,099
Legal fees and expenses	13,455
Insurance expense	12,409
Transfer agent’s fees and expenses	11,510
Miscellaneous	11,938
Total expenses	542,785
Less: Investor relations fee waiver (Note 3)	(11,965)
Net expenses	530,820

Net Investment Income	324,171

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions:

Net realized gain/(loss) from:
Investment transactions	1,543,402
Foreign currency transactions	113,549
1,656,951

Net change in unrealized appreciation/(depreciation) on:
Investments	5,807,166
Foreign currency translation	1,411
5,808,577
Net realized and unrealized gain from investment and foreign currency related transactions	7,465,528
Net Increase in Net Assets Resulting from Operations	$7,789,699

See Notes to Financial Statements.

10         Aberdeen Indonesia Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2016 (unaudited)	For the Year Ended December 31, 2015
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 324,171	$ 221,775
Net realized gain from investment and foreign currency related transactions	1,656,951	1,493,186
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	5,808,577	(26,199,022)
Net increase/(decrease) in net assets resulting from operations	7,789,699	(24,484,061)
Distributions to Shareholders from:
Net realized gains	–	(2,071,700)
Net decrease in net assets from distributions	–	(2,071,700)
Common Share Transactions:
Repurchase of common share from open market repurchase program of 60,741 and 24,000 shares, respectively (Note 6)	(349,214)	(138,531)
Change in net assets from capital transactions	(349,214)	(138,531)
Change in net assets resulting from operations	7,440,485	(26,694,292)
Net Assets:
Beginning of period	61,511,309	88,205,601
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $303,769 and ($20,402), respectively)	$68,951,794	$61,511,309

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc. 11

Financial Highlights

	For the Six-Month Period Ended June 30, 2016		For the Fiscal Years Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.50		$9.30	$9.05	$13.05	$12.88	$14.39

Net investment income	0.03		0.02	0.05	0.06	0.14	0.16
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.79		(2.60)	0.75	(2.54)	2.51	(0.51)

Total from investment operations applicable to common shareholders	0.82		(2.58)	0.80	(2.48)	2.65	(0.35)

Dividends and distributions to common shareholders from:
Net investment income	–		–	(0.05)	(0.06)	(0.11)	(0.17)
Net realized gains	–		(0.22)	(0.50)	(1.36)	(2.37)	(0.99)

Total distributions	–		(0.22)	(0.55)	(1.42)	(2.48)	(1.16)

Capital Share Transactions:
Impact due to capital shares issued from stock distribution	–		–	–	(0.10)	–	–
Impact of open market repurchase program (Note 6)	0.01		–	–	–	–	–

Total capital share transactions	0.01		–	–	(0.10)	–	–

Net asset value per common share, end of period	$7.33		$6.50	$9.30	$9.05	$13.05	$12.88

Market value, end of period	$6.17		$5.52	$8.41	$8.26	$11.67	$11.78

Total Investment Return Based on(b):
Market value	11.78%		(31.64% )	8.63%	(17.42% )	19.00%	(3.05% )
Net asset value	12.77%		(27.21% )	9.64%	(19.09% )	21.71%	(1.95% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$68,952		$61,511	$88,206	$85,859	$107,975	$106,516
Average net assets applicable to common shareholders (000 omitted)	$63,813		$74,377	$98,181	$119,507	$118,819	$116,435
Net operating expenses, net of fee waivers	1.67%	(c)	1.57%	1.53%	1.43%	1.42%	1.43%
Net operating expenses, excluding fee waivers	1.71%	(c)	1.60%	1.53%	1.43%	1.42%	1.43%
Net investment income	1.02%	(c)	0.30%	0.46%	0.48%	0.96%	1.12%
Portfolio turnover	13.23%		7.46%	5.00%	11.97%	16.64%	5.15%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12         Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (Unaudited)

June 30, 2016

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”) was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in

Aberdeen Indonesia Fund, Inc.         13

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total

Long-Term Investments
Banks	$4,342,920	$10,849,444	$–	$15,192,364
Beverages	2,249,726	–	–	2,249,726
Capital Markets	350,255	–	–	350,255
Food & Staples Retailing	1,266,861	–	–	1,266,861
Food Products	5,540,816	–	–	5,540,816
Personal Products	2,462,906	–	–	2,462,906
Textiles, Apparel & Luxury Goods	2,648,590	–	–	2,648,590
Other	–	38,696,934	–	38,696,934
Short-Term Investment	–	190,000	–	190,000
Total	$18,862,074	$49,736,378	$–	$68,598,452

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2016, securities issued by Delfi Ltd. and Multi Bintang Indonesia Tbk PT in the amounts of $2,558,758 and $2,249,726, respectively, transferred from Level 2 to Level 1 because there was no valuation factor applied at June 30, 2016. For the six-month period ended June 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $190,000 as of June 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

14         Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because that foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and wash sales.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset

Aberdeen Indonesia Fund, Inc.         15

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

Management PLC. AAMAL receives, as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the six-month period ended June 30, 2016, AAMAL earned $313,889 for advisory services to the Fund.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s net monthly assets. For the six-month period ended June 30, 2016, AAMI earned $25,391 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2016, the Fund incurred investor relations fees of approximately $27,500 of which AAMI waived $11,965 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2016, 3,235 shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2016, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2016, were $8,364,459 and $9,908,720, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of June 30, 2016, there were 9,400,506 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2016, the Fund repurchased 60,741 shares through this program. During the fiscal year ended December 31, 2015, the Fund repurchased and retired 24,000 shares.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

16         Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (Unaudited) (concluded)

June 30, 2016

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$64,581,797	$20,354,646	$(16,337,991)	$4,016,655

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no disclosures or adjustments were required to the financial statements as of June 30, 2016.

Aberdeen Indonesia Fund, Inc.         17

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 24, 2016 at AAMI’s offices at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposal and number of shares voted at the meeting are as follows:

1.        To elect one director to serve as a Class I director for a three year term until his successor is duly elected and qualified:

	Votes For	Votes Against	Abstain
James J. Cattano	6,604,448	557,213	55,719

Directors whose term of office continued beyond the meeting are as follows: Enrique R. Arzac, Lawrence J. Fox and Steven N. Rappaport.

18         Aberdeen Indonesia Fund, Inc.

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street 5th Floor
Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2016, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

IF-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2016, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2016 through January 31, 2016	11,570	$5.35	11,570	791,622
February 1, 2016 through February 29, 2016	13,169	$5.52	13,169	778,453

March 1, 2016 through March 31, 2016	6,469	$5.96	6,469	771,984
April 1, 2016 through April 30, 2016	8,000	$6.03	8,000	763,984
May 1, 2016 through May 31, 2016	18,933	$5.91	18,933	745,051
June 1, 2016 through June 30, 2016	2,600	$5.69	2,600	742,451
Total	60,741	$5.73	60,741	-

1 The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 2, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 2, 2016